Exhibit 4.11


                                   TERM NOTE C


$515,000                                                     As of June 30, 2000
                                                          Minneapolis, Minnesota


     FOR VALUE RECEIVED, POORE BROTHERS, INC., a Delaware corporation ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("TEJAS"), WABASH FOODS, LLC, a Delaware limited liability company ("WABASH"), BOULDER NATURAL FOODS, INC., an Arizona corporation ("BOULDER") and BN FOODS, INC., a Colorado corporation ("BNF"), (PBI, PBAI, PBDI, Tejas, Wabash, Boulder and BNF each a "BORROWER" and collectively the "BORROWER" or the "BORROWERS"), hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "LENDER") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of FIVE HUNDRED FIFTEEN THOUSAND DOLLARS AND NO CENTS ($515,000.00), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     The principal hereof is payable in twenty-four monthly installments, each payment in the amount of $21,458, commencing on August 31, 2000 and the last day of each month thereafter until July 31, 2002 when the remaining principal balance and all accrued interest shall be payable.

     This note is the Term Note C referred to in the Credit Agreement dated as of October 3, 1999, as amended by the First Amendment to Credit Agreement bearing even date herewith (as the same may hereafter be from time to time further amended, restated or otherwise modified, the "CREDIT AGREEMENT") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

POORE BROTHERS, INC.

By
   ---------------------------------
 Its
     -------------------------------


POORE BROTHERS ARIZONA, INC.

By
   ---------------------------------
 Its
     -------------------------------


POORE BROTHERS DISTRIBUTING, INC.

By
   ---------------------------------
 Its
     -------------------------------


TEJAS PB DISTRIBUTING, INC.

By
   ---------------------------------
 Its
     -------------------------------


WABASH FOODS, LLC

By
   ---------------------------------
 Its
     -------------------------------


BOULDER NATURAL FOODS, INC.

By
   ---------------------------------
 Its
     -------------------------------


BN FOODS, INC.

By
   ---------------------------------
 Its
     -------------------------------

                                   TERM NOTE D


$300,000                                                     As of June 30, 2000
                                                          Minneapolis, Minnesota

     FOR VALUE RECEIVED, POORE BROTHERS, INC., a Delaware corporation ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("TEJAS"), WABASH FOODS, LLC, a Delaware limited liability company ("WABASH"), BOULDER NATURAL FOODS, INC., an Arizona corporation ("BOULDER") and BN FOODS, INC., a Colorado corporation ("BNF"), (PBI, PBAI, PBDI, Tejas, Wabash, Boulder and BNF each a "BORROWER" and collectively the "BORROWER" or the "BORROWERS"), hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "LENDER") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of THREE HUNDRED THOUSAND DOLLARS AND NO CENTS ($300,000.00), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     The principal hereof is payable in twenty-four monthly installments, each payment in the amount of $12,500, commencing on August 31, 2000 and the last day of each month thereafter until July 31, 2002 when the remaining principal balance and all accrued interest shall be payable.

     This note is the Term Note D referred to in the Credit Agreement dated as of October 3, 1999, as amended by the First Amendment to Credit Agreement bearing even date herewith (as the same may hereafter be from time to time further amended, restated or otherwise modified, the "CREDIT AGREEMENT") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

POORE BROTHERS, INC.

By
   ---------------------------------
 Its
     -------------------------------


POORE BROTHERS ARIZONA, INC.

By
   ---------------------------------
 Its
     -------------------------------


POORE BROTHERS DISTRIBUTING, INC.

By
   ---------------------------------
 Its
     -------------------------------


TEJAS PB DISTRIBUTING, INC.

By
   ---------------------------------
 Its
     -------------------------------


WABASH FOODS, LLC

By
   ---------------------------------
 Its
     -------------------------------


BOULDER NATURAL FOODS, INC.

By
   ---------------------------------
 Its
     -------------------------------


BN FOODS, INC.

By
   ---------------------------------
 Its
     -------------------------------